SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 12, 2002


                               TGFIN Holdings, Inc.
            -----------------------------------------------------
      (Exact name of registrant as specified in its charter)


  Delaware                1-11034               72-086167
      ---------------         -----------           ------------------
      (State or other         (Commission           (IRS Employer
      jurisdiction of         File Number)          Identification No.)
       incorporation)


     39 Broadway, Suite 740, New York, New York    10006
          ----------------------------------------------------
          (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (212) 363-3900
                                                   --------------

Former Name - Digitran Systems, Incorporated
--------------------------------------------
Former Address - 205 West 8800 South, P.O. Box 91, Paradise, UT 84328
---------------------------------------------------------------------
(Former name or former address, if changed since last report.)



PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        150 East 58th Street
                                        34rd Floor
                                        New York, New York 10155
                                        (212) 956-9595

Item 1.   Changes In Control of Registrant

On September 12, 2002 the shareholders of the Registrant approved the merger of the Registrant and its wholly-owned subsidiary, DSI Acquisition, Inc. ("DSI") into TradinGear.com Incorporated ("TradinGear"), as had been previously approved by the shareholders of DSI and TradinGear and the boards of directors of all three companies. As a result of this merger, those persons who, by virtue of their shareholdings of and/or position with the Registrant deem them to "control" the Registrant, and their percentage of voting securities of the Registrant now beneficially owned directly or indirectly are:

Samuel Gaer, President, Director - 32.7%
Marni Gaer, Secretary, Treasurer, Director - 9.9%
Ronald Comerchero, Director - 9.7%
Bruce Frank, Vice-President - 8.3%
(Marni Gaer is the wife of Samuel Gaer)

Prior to the merger, control of the Registrant was held by the following persons:

Julie T. Reeves - 18.07%
Evelyn R. Call - 18.07%
Rigel Hulett - 18.07%
Quentin Casperson, President - 1.25%
Scott Lybbert, Secretary - 2.70%
Aaron Etra, Director - 1.13%
Gary Blum, Director - 1.21%


Item 5.   Other Events

On September 12, 2002 the shareholders of the Registrant approved the following, all previously approved by the Registrant's Board of Directors:

1. Increase in capitalization of the Registrant's common shares from 25,000,000 shares to 50,000,000 shares

2.   A 1 for 21 reverse split of the Registrant's common shares

3. A change in the voting rights of the Registrant's common shares from 1/10 of a vote per share to 1 vote per share

4. The election of Samuel Gaer, Marni Gaer and Ronald Comerchero to the Registrant's Board of Directors

5.   The change of the Registrant's name to TGFIN Holdings, Inc.

6. The appointment of Samuel Klein and Company, CPAs, as the Registrant's independent auditors

Item 7.   Financial Statements and Exhibits

     (a)  Financial statements and
     (b)  Pro forma financial information

          To be filed by amendment


     (c)  Exhibits

          2.1 Certificate of Merger Merging DSI Acquisition, Inc Into TradinGear.com Incorporated*

          3.1 Certificate of Amendment to Certificate of Incorporation of Digitran Systems, Incorporated*

         99.1 Certification of Chief Executive Officer and Chief Financial Officer *

*    Filed herewith

Item 8.   Change in Fiscal Year

On September 12, 2002 the Board of Directors of the Registrant resolved to change its fiscal year from a fiscal year ended April 30 to a fiscal year ended December 31. The Registrant has filed timely a Report on Form 10-QSB for its fiscal quarter ended July 31, 2002. The Registrant will file a transition report on Form 10-QSB for the fiscal quarter (two months) ended September 30, 2002.

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 13, 2002


                         TGFIN Holdings, Inc.
                         (Registrant)



                         By/s/ Samuel Gaer
                           ---------------------------
                           Samuel Gaer, President
                           Principal Executive Officer